UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: May 1, 2010 (Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Final audited voting results on matters properly brought before the annual meeting of shareholders held on May 1, 2010, are set forth below:

Total Outstanding Shares as of Record Date:  162,927,521                      Shares Voted at Meeting:137,587,416

Proposal 1: Election of Directors:

Gregory T. Bier		Linda W. Clement-Holmes		Douglas S. Skidmore		Larry R. Webb
128,838,754	For	129,491,212	For	129,524,447	For	122,373,003	For
1,673,292	Withheld	1,020,834	Withheld	987,599	Withheld	8,139,043	Withheld

Proposal 2: Amendment of Articles of Incorporation to Declassify Board:
134,692,132 For	2,566,820 Against	328,464 Abstain

Proposal 3: Amendment of Code of Regulations to Add Advance Notice Provisions:
129,966,620 For	7,394,363 Against	226,433 Abstain

Proposal 4: Ratify Selection of Independent Registered Public Accounting Firm:
136,334,250 For	1,133,661 Against	119,505 Abstain

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: May 6, 2010	/s/Steven J. Johnston
Steven J. Johnston, FCAS, MAAA, CFA
Chief Financial Officer, Senior Vice President, Secretary and Treasurer